UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 22, 2008

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 610 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Vantage Drilling Company (the “Company”) and certain wholly-owned subsidiaries of the Company entered into, as of December 22, 2008, the Consent and First Amendment to Credit Agreement with, Natixis, as Facility Agent and Collateral Agent for the Lenders, and Natixis, BTMU Capital Corporation, and Fortis Capital Corp., as mandated lead arrangers and joint bookrunners (the “Amendment”).

Under the terms of the Amendment the Lenders consented to: (i) the termination of the Agreement for the Purchase of One Deepwater Drillship (Hull No. 3601) by and between Mandarin Drilling Corporation (“Mandarin”) and Offshore Group Investment Limited, a Cayman Islands exempted company and wholly-owned subsidiary of the Company, as contemplated by the Share Sale and Purchase Agreement dated as of November 18, 2008 between F3 Capital (“F3”) and Vantage Deepwater Company, a wholly-owned subsidiary of the Company; (ii) loans of up to US$30,000,000 by F3 to the Company; and (iii) the amendment of the construction contracts to defer certain installment payments for the third and fourth jackup rigs.

Pursuant to the Amendment, the Lender’s commitments and obligations with respect to certain aspects of the financing are now subject to syndication of a portion of the facility to other financial institutions.

The Company believes that a syndicate of financial institutions will be arranged prior to June 30, 2009.  The Amendment also increased the interest rates applicable to advances under the credit facilities and increased the commitment fees payable to the Lenders from 75 basis points to 150 basis points.

Hsin-Chi Su, a director of the Company, owns 100% of the outstanding equity of F3 and Mandarin.  Upon closing of the Share Sale Purchase Agreement dated November 18, 2008, the Company will own 45% of the Deepwater Drillship (Hull No. 3601) through its indirect ownership of Mandarin.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information about the Amendment under Item 1.01 Entry into a Material Definitive Agreement is incorporated herein by reference.

Forward-Looking Statement Disclosure

This Current Report on Form 8-K includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. They include statements regarding the Company's financing plans and objectives.  These statements are based on certain assumptions and analysis made by management of the Company, current conditions, expected future developments, and other factors believed to be appropriate in the circumstances.  Such statements are subject to a number of risks, including but not limited to general economic risks and other risks, many of which are beyond the control of the Company.  Reference is made to the Company's reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks.  For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.

SIGNATURE  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 29, 2008

VANTAGE DRILLING COMPANY

/s/ Chris E. Celano
Chris E. Celano,
General Counsel